SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)              September 10, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA		19428
(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Item 7.01.                                          Regulation FD Disclosure.

UbiquiTel Inc. (“UbiquiTel”) is furnishing under Item 7.01 of this Current Report on Form 8-K a presentation that will be made by UbiquiTel to analysts and investors at the Raymond James Small Cap Investor Forum in Wilmington, DE on Friday, September 10, 2004.  A copy of the presentation is not being filed but is being furnished pursuant to Regulation FD as Exhibit 99.1 and is incorporated herein by reference.

The presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are being made based on UbiquiTel’s current expectations or beliefs as well as assumptions made by, and information currently available to, UbiquiTel.  A variety of factors could cause actual results to differ materially from those anticipated in UbiquiTel’s forward-looking statements and they are included in UbiquiTel’s filings with the Securities and Exchange Commission, specifically in the “Business—Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of UbiquiTel’s Annual Report on Form 10-K for the year ended December 31, 2003, and in subsequent filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: September 10, 2004	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation by UbiquiTel Inc.